SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 April 21, 2003
                        (Date of earliest event reported)


                           Farmers & Merchants Bancorp
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


         1.000 - 26099                                 94-3327828
         -------------                                 ----------
    (Commission File Number)                 (IRS Employer Identification No.)


                111 West Pine Street, Lodi, California 95240-2184
               (Address of principal executive offices) (Zip Code)


                                 (209) 367-2412
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changes since last report)


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Item 9.  Regulation FD Disclosure

         On April 21, 2003, Farmers & Merchants Bancorp issued a press release concerning financial results for the first quarter of 2003, a copy of which is included as Exhibit 99.1 and incorporated herein by reference. Also on April 21, 2003, Farmers & Merchants Bancorp made a presentation at its 2003 Annual Meeting of Shareholders which included some financial results for the first quarter of 2003, a copy of which is included as Exhibit 99.2 and incorporated herein by reference. The information included in this section is also intended to be included under "Item 12. Results of Operations and Financial Condition" and is included under this Item 9 in accordance with SEC Release No. 33-8216. The information included herein and in Exhibit 99.1 and 99.2 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.








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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FARMERS & MERCHANTS BANCORP




                               By    /s/ Kent A. Steinwert

                                      Kent A. Steinwert
                                      President &
                                      Chief Executive Officer


Date:  April 22, 2003